PRINCIPAL PROTECTION FUNDS
                                  ANNUAL REPORT
                             IAI MONEY MARKET FUND,
                                IAI RESERVE FUND
                                JANUARY 31, 1998

                            [LOGO] IAI MUTUAL FUNDS

                                TABLE OF CONTENTS
                     IAI MONEY MARKET FUND, IAI RESERVE FUND


                                  ANNUAL REPORT
                                JANUARY 31, 1998


  President's Letter............................. 2

  Fund Manager's Reviews

      IAI MONEY MARKET FUND...................... 4

      IAI RESERVE FUND........................... 6

  Fund Portfolios

      IAI MONEY MARKET FUND...................... 8

      IAI RESERVE FUND.......................... 10

  Notes to Fund Portfolios...................... 13

  Statements of Assets and Liabilities.......... 14

  Statements of Operations...................... 15

  Statements of Changes in Net Assets........... 16

  Financial Highlights

      IAI MONEY MARKET FUND..................... 18

      IAI RESERVE FUND.......................... 19

  Notes to Financial Statements................. 20

  Independent Auditors' Report.................. 25

  Federal Tax Information....................... 26

  IAI Mutual Fund Family........................ 27

  Adviser, Custodian, Legal Counsel,
  Independent Auditors,
  Directors...................... Inside Back Cover

                               PRESIDENT'S LETTER
                     IAI MONEY MARKET FUND, IAI RESERVE FUND



COLD MARKETS CAN TURN HOT IN NO TIME


[PHOTO]
NOEL P. RAHN
PRESIDENT

In 1994, the U.S. and European stock markets were sluggish, Latin America was in crisis and Asia was the "economic miracle." Today, Latin America is perceived as the strongest emerging market while Asia finds itself struggling. Meanwhile, the U.S. stock market has doubled in three years. And now, Europe seems to be in the midst of its own miracle.

Thanks to advances in communications technology and falling trade barriers, we live in a global economy where companies can do business anywhere in the world and virtually no place on earth is unreachable by investors. Yet, as we've seen these past few years, markets still move quite independently of each other.

Last fall, Asia's stock markets plummeted, threatening to take the rest of the market down with them. In the United States, the Dow Jones Industrial Average, which peaked at 8,259 on August 6, 1997, fell more than 1,000 points by late October. But while Asia continued to descend, U.S. stocks staged an impressive rally. By early December, the Dow had virtually regained all its lost ground.

True, U.S. stocks took another tumble in December and January as more bad news came out of Asia and a scandal rocked the White House. But once again, the market roared back by early February as investors were reminded just how good the economy remained in the United States. The Asian debacle slowed projected U.S. growth in 1998, which bodes well for keeping interest rates and inflation low. The President submitted the first balanced federal budget in 30 years, and corporate profits, although growing slower than before, were stronger than initially projected.

In Latin America, investors also feared that the "Asian contagion" would depress other emerging markets. Although there was initial negative impact, Latin American stock markets held up surprisingly well. A few years back, the region had its own crisis, and it responded by reducing tariffs, clamping down on credit, cutting budget deficits and accelerating its privatization programs. It remains to be seen whether Asia is willing to take the same medicine to solve its economic problems.

In Europe, companies are streamlining operations, focusing on shareholder value and the upcoming transition to a single European currency beginning in 1999. In order to qualify for the Euro, a country must have limited budget deficits, low inflation and moderate interest rates--which also makes for excellent stock markets. The countries making up the European Union will comprise an economy and a bond market that is larger than that of the United States. Investor sentiment is positive in Europe, and the stock markets there have been strong since early 1997.

So as we move deeper into 1998, we can see that there are clear differences in markets throughout the world. But markets are constantly shifting. The best way to make sure you participate in the strongest areas of the world is to be diversified geographically--and be patient. Ice cold markets can turn hot in no time.

                               PRESIDENT'S LETTER
                     IAI MONEY MARKET FUND, IAI RESERVE FUND

ECONOMIC OUTLOOK

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, is presented below.

A robust economy, low inflation and excess liquidity continue to buoy financial markets. Certainly the markets have something to worry about. Asia remains a risk; and U.S. stock market valuations are high while, at the same time, U.S. interest rates have risen slightly from their earlier lows. However, economic conditions remain persistently favorable around the world.

The U.S. economy shows surprising strength, after almost seven years of expansion. Consumer confidence is at a record high, unemployment has dropped to its lowest level in 24 years and, despite the recent reversal, interest rates remain low by historical standards. Income gains have boosted tax receipts for both Federal and state governments. Budget surpluses abound, prompting widespread talk of tax cuts and new spending initiatives. The Federal Reserve is contributing ample liquidity to fuel the expansion, with money supply growing in excess of 9%.

A firm dollar and rising imports continue to restrain pricing power in the domestic economy. Falling commodity prices reflect the benefits of excess global capacity. Despite the turmoil in Asia, the price of gold remains below $300. In the United States, the rate of inflation has fallen to its lowest level since 1986, when the collapse of oil temporarily pulled consumer price inflation below 2%.

At the same time, growth in Europe is poised to accelerate. The monetary union will bring to Europe the same economic restructuring that led to the low inflation/high employment conditions that now exist in the United States. Much of Europe is currently in the midst of the "jobless expansion" phase that was experienced by the United States in the early 1990s. Many countries have met the initial guidelines for membership in the union. As a result, economic policies can become slightly more accommodative. The combination of economic restructuring and accommodative policies will produce the desired results.

Low inflation, above trend growth and accommodative policies are the ingredients of bull markets. These factors will overshadow market risks in the months ahead.

Please read the Fund Managers' Reviews which follow this letter for a detailed perspective on the Funds' performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,


/s/ Noel P. Rahn
Noel P. Rahn
President

                              FUND MANAGER'S REVIEW
                              IAI MONEY MARKET FUND
IAI MONEY MARKET FUND

WHAT IS THE FUND'S OBJECTIVE?
The Fund's investment objective is to provide shareholders with a high level of current income consistent with the preservation of capital and liquidity. The Fund's goal is to maintain a stable share price of $1.00.

The Fund pursues its objective by investing in a variety of high quality money market securities, including the following:

*  U.S. Treasury Bills
*  U.S. Government short-term notes
*  Commercial paper issued by large
   corporations
*  Repurchase agreements
*  CDs issued by large banks

HOW HAS THE FUND PERFORMED?
The Fund earned a return of 5.05% during the year ended January 31, 1998. This compares favorably to the Lipper Money Market Instrument Fund Average which returned 4.91%.

WERE THERE ANY SIGNIFICANT CHANGES IN PORTFOLIO COMPOSITION?
The Fund continues to invest in high quality commercial paper and short federal agency issues. The average maturity ranges between 10 and 40 days. No significant changes were made in this strategy.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?
While long-term interest rates declined late in the year to new lows, short-term interest rates ended the year near the high end of a range of 5.50% to 5.70% (3-month commercial paper). The rise in short-term rates combined with the Fund's shorter average maturity helped raise the Fund's yield.

WHAT IS YOUR OUTLOOK FOR THE FUND?
Above-trend economic growth should persist, although expectations will be dampened by the economic fallout from Asia. As overseas markets stabilize, cyclical inflationary pressures will re-emerge due to tight labor market conditions. Short-term interest rates are directly related to actions by the Federal Reserve. While the current structure of interest rates suggests the possibility of a cut in rates by the Fed, we believe the Fed is still focused on controlling domestic inflation. Thus, a rate cut is unlikely unless Asian problems deteriorate further and spread to other countries outside the region. In our view, short-term rates will remain stable in the months ahead.

                              FUND MANAGER'S REVIEW
                              IAI MONEY MARKET FUND

AVERAGE ANNUAL RETURNS+
THROUGH 1/31/98

                                                                         Since Inception
                                                  1 Year       5 Year        1/05/93
-----------------------------------------------------------------------------------------
  IAI MONEY MARKET FUND                            5.05%        4.42%         4.39%
-----------------------------------------------------------------------------------------
  Lipper Money Market Instrument Fund Average      4.91%        4.27%        4.24%*



+    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*    SINCE 1/1/93

Sectors
% OF PORTFOLIO AS OF 1/31/98

[PIE CHART]

46% U.S. Government Agency
54% Commercial Paper

EFFECTIVE MATURITY
% OF PORTFOLIO AS OF 1/31/98


[BAR CHART]

0-1 MONTHS     80%
2-12 MONTHS    20%

NOTE TO PRESIDENT'S LETTER & FUND MANAGER'S REVIEW
PERFORMANCE DATA FOR THE IAI MONEY MARKET FUND ASSUMES REINVESTMENT OF ALL DIVIDENDS. THE IAI MONEY MARKET FUND IS MANAGED TO MAINTAIN A STABLE SHARE VALUE OF $1.00 AND HISTORICALLY HAS ALWAYS ACHIEVED THIS OBJECTIVE. BUT, UNLIKE BANK DEPOSITS AND CDS, MONEY MARKET FUNDS ARE NOT GUARANTEED, AND THERE CAN BE NO ASSURANCE THAT A STABLE SHARE VALUE WILL BE MAINTAINED. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.

                              FUND MANAGER'S REVIEW
                                IAI RESERVE FUND

IAI RESERVE FUND

WHAT IS THE FUND'S OBJECTIVE?
The IAI Reserve Fund's investment objective is to provide shareholders with high levels of capital stability and liquidity, and, to the extent consistent with these primary objectives, a high level of current income. The Fund pursues its objective primarily through investment in a diversified portfolio of investment-grade bonds and other debt securities of similar quality.

HOW HAS THE FUND PERFORMED?
The Reserve Fund earned a return of 5.19% for year ended January 31, 1998, while the Salomon Brothers One Year Treasury Index returned 6.27%.

WERE THERE ANY SIGNIFICANT CHANGES IN PORTFOLIO COMPOSITION?
The Fund maintained a liquid, highly diversified investment strategy. Average duration was reduced during the year but remained longer than the benchmark. The weighting in commercial paper was increased while the percentage of mortgage-backed securities was reduced. Can you point to any specific market factors that influenced the Fund's performance? While long-term interest rates declined late in the year to new lows, short-term interest rates ended the year near the high end of a range of 5.50% to 5.70% (3-month commercial paper). This rise constrained the Fund's ability to enhance money market-type debt security returns.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?
While long-term interest rates declined late in the year to new lows, short-term interest rates ended the year near the high end of a range of 5.50% to 5.70% (3-month commercial paper). This rise constrained the Fund's ability to enhance money market-type debt security returns.

WHAT IS YOUR OUTLOOK FOR THE FUND?
Above-trend economic growth should persist, although expectations will be dampened by the economic fallout from Asia. As overseas markets stabilize, cyclical inflationary pressures will re-emerge due to tight labor market conditions. Short-term interest rates are directly related to actions by the Federal Reserve. While the current structure of interest rates suggests the possibility of a cut in rates by the Fed, we believe the Fed is still focused on controlling domestic inflation. Thus, a rate cut is unlikely unless Asian problems deteriorate further and spread to other countries outside the region. In our view, short-term rates will remain stable in the months ahead.

                              FUND MANAGER'S REVIEW
                                IAI RESERVE FUND


VALUE OF $10,000 INVESTMENT+

[GRAPH]

                                   SALOMON BROTHERS
                                   ONE YEAR TREASURY
               IAI RESERVE FUND       BILL INDEX

1/31/88            $10,000             $10,000
1/31/89             10,681              10,590
1/31/90             11,593              11,602
1/31/91             12,588              12,699
1/31/92             13,501              13,728
1/31/93             13,982              14,430
1/31/94             14,465              14,964
1/31/95             14,891              15,451
1/31/96             15,896              16,640
1/31/97             16,557              17,557
1/31/98             17,415              18,661




IAI RESERVE FUND

SALOMON BROTHERS ONE YEAR TREASURY BILL INDEX

AVERAGE ANNUAL RETURNS+
THROUGH 1/31/98

                                         1 Year       5 Years      10 Years
================================================================================
  IAI RESERVE FUND                        5.19%        4.49%         5.71%
--------------------------------------------------------------------------------
  Salomon Brothers One Year
     Treasury Bill Index                  6.27%        5.27%         6.44%

+ PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


SECTORS
% OF PORTFOLIO AS OF 1/31/98

[PIE CHART]

Foreign Denominated              2%
Commerical Paper                35%
U.S. Government Obligations      6%
Corporate                       13%
Certificates of Deposit          3%
Asset-Backed                    35%
U.S. Government Agency           6%


EFFECTIVE MATURITY
% OF PORTFOLIO AS OF 1/31/98

[BAR CHART]

0-1 YEARS      53%
1-3 YEARS      24%
3-5 YEARS      23%


NOTE TO PRESIDENT'S LETTER & FUND MANAGER'S REVIEW
PERFORMANCE DATA FOR THE IAI RESERVE FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.

CREDIT RATING
% OF PORTFOLIO AS OF 1/31/98

U.S. Government....6%
Aaa...............77%
Aa................--%
A..................4%
Baa................6%
Non-Investment
Grade..............7%

                                 FUND PORTFOLIO
                              IAI MONEY MARKET FUND

                                JANUARY 31, 1998
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

U.S. GOVERNMENT AGENCY SECURITIES - 43.3%


                                                                                        Principal        Market
                                                         Rate         Maturity           Amount         Value (a)
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 43.3%
Federal Home Loan Mortgage Corporation                   5.35%        02/12/98       $   1,000,000   $    998,514
Federal Home Loan Mortgage Corporation                   5.35         02/17/98           1,500,000      1,496,656
Federal Home Loan Mortgage Corporation                   5.39         02/18/98           1,100,000      1,097,365
Federal Home Loan Mortgage Corporation                   5.38         02/26/98           1,400,000      1,394,979
Federal National Mortgage Association                    5.35         02/25/98           1,689,000      1,683,227
Federal National Mortgage Association                    5.36         03/06/98           1,300,000      1,293,806
Federal National Mortgage Association                    5.37         03/10/98           1,800,000      1,790,334
                                                                                                        ---------
                                                                                                        9,754,881
=================================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT AGENCY SECURITIES
(COST: $9,754,881)................................................................................   $  9,754,881
=================================================================================================================



              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 13

                                                   FUND PORTFOLIO
                                               IAI MONEY MARKET FUND

                                                  JANUARY 31, 1998


COMMERCIAL PAPER - 51.5%
                                                                                        Principal       Market
                                                         Rate         Maturity           Amount        Value (a)
------------------------------------------------------------------------------------------------------------------
FINANCIAL - 15.5%
General Electric Credit                                  5.40%        02/27/98       $   1,200,000  $   1,195,500
IBM Credit                                               5.51         02/09/98           1,300,000      1,298,607
Pitney Bowes Credit                                      5.45         02/20/98           1,000,000        997,275
                                                                                                        ---------
                                                                                                        3,491,382
------------------------------------------------------------------------------------------------------------------
FOODS AND FOOD PROCESSING - 5.8%
DuPont (E.I.) de Nemours (d)                             5.50         02/03/98           1,300,000      1,299,801
------------------------------------------------------------------------------------------------------------------
RETAIL - 6.2%
Proctor & Gamble                                         5.47         02/04/98           1,400,000      1,399,575
------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 5.8%
AT&T                                                     5.41         03/02/98           1,300,000      1,294,530
------------------------------------------------------------------------------------------------------------------
UTILITIES - 18.2%
Duke Power                                               5.43         02/10/98           1,400,000      1,398,311
Emerson Electric                                         5.44         02/19/98           1,300,000      1,296,660
Wisconsin Electric Fuel                                  5.43         02/13/98           1,400,000      1,397,677
                                                                                                        ---------
                                                                                                        4,092,648
==================================================================================================================
TOTAL INVESTMENTS IN COMMERCIAL PAPER
(COST: $11,577,936)............................................................................. $     11,577,936
==================================================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $21,332,817) (g)......................................................................... $     21,332,817
==================================================================================================================
OTHER ASSETS AND LIABILITIES (NET) - 5.2%
   ............................................................................................. $      1,173,891
==================================================================================================================
TOTAL NET ASSETS
   ............................................................................................. $     22,506,708
==================================================================================================================

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 13

                                                   FUND PORTFOLIO
                                                  IAI RESERVE FUND

                                                  JANUARY 31, 1998
                            (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

U.S. GOVERNMENT OBLIGATIONS - 6.1%
                                                                                         Principal        Market
                                                         Rate         Maturity            Amount         Value (a)
--------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BILL - 0.3%
                                                          5.10%       04/23/98      $     100,000 (b) $   98,871
--------------------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTE - 5.8%
                                                          6.25        01/31/02          2,000,000      2,058,740
===================================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT OBLIGATIONS
(COST: $2,134,195)................................................................................... $2,157,611
===================================================================================================================

U.S. GOVERNMENT AGENCY SECURITIES - 6.2%
                                                                                         Principal      Market
                                                         Rate         Maturity            Amount       Value (a)
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE - 6.2%
Federal Home Loan Mortgage Corporation                    5.37%       02/10/98      $   2,200,000     $2,197,047
===================================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT AGENCY SECURITIES
(COST: $2,197,047)................................................................................... $2,197,047
===================================================================================================================

CORPORATE BONDS - 12.7%
                                                                                         Principal      Market
                                                         Rate         Maturity            Amount       Value (a)
--------------------------------------------------------------------------------------------------------------------
FINANCIAL - 5.7%
AT&T Capital (MEDIUM-TERM NOTE)                          6.41%        08/13/99      $   1,500,000     $1,510,200
GATX Capital (MEDIUM-TERM NOTE)                          6.36         12/16/02            500,000        504,390
                                                                                                      ----------
                                                                                                       2,014,590
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 5.6%
Nabisco (d)                                              6.30         08/26/99          1,000,000      1,006,140
Time Warner (d)                                          6.10         12/30/01          1,000,000        991,070
                                                                                                      ----------
                                                                                                       1,997,210
--------------------------------------------------------------------------------------------------------------------
UTILITIES - 1.4%
CMS Energy (d)                                           7.38         11/15/00            500,000        505,365
===================================================================================================================
TOTAL INVESTMENTS IN CORPORATE BONDS
(COST: $4,464,941)................................................................................... $4,517,165
===================================================================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 13

                                                   FUND PORTFOLIO
                                                  IAI RESERVE FUND

                                                  JANUARY 31, 1998


ASSET-BACKED SECURITIES - 34.2%
                                                                                        Principal        Market
                                                         Rate         Maturity           Amount         Value (a)
--------------------------------------------------------------------------------------------------------------------
AUTO LOAN RELATED - 15.7%
AESOP Funding II 97-1 A2 (d)                             6.40%        10/20/03     $   1,000,000    $   1,021,380
Ford Credit Auto Lease Trust 96-1 A2                     5.80         05/15/99           898,833          898,806
National Car Rental Financing 96-1 A2                    6.80         04/20/00         1,500,000        1,511,484
Navistar Financial Corporation Owner Trust 96-B A3       6.33         04/21/03         1,100,000        1,110,274
Rental Car Finance 97-1 A2 (d)                           6.45         08/25/04         1,000,000        1,012,813
                                                                                                       ----------
                                                                                                        5,554,757
--------------------------------------------------------------------------------------------------------------------
CREDIT CARD RELATED - 9.9%
Citibank Credit Card Master Trust II 98-1 A              5.75         01/15/03         1,000,000          999,844
Dayton Hudson Credit Card Master Trust 97-1 A            6.25         08/25/05         1,000,000        1,017,540
Dayton Hudson Credit Card Master Trust 95-1 A            6.10         02/25/02           500,000          501,085
First Chicago Master Trust II 95-N A                     5.75 (f)     12/15/00         1,000,000        1,000,620
                                                                                                       ----------
                                                                                                        3,519,089
--------------------------------------------------------------------------------------------------------------------
HOME EQUITY LOANS - 5.7%
Associates Manufactured Housing 97-2 A3                  6.28         03/15/28         1,000,000        1,007,344
Contimortgage Home Equity Loan Trust 97-3 A5             7.01         08/15/13         1,000,000        1,020,310
                                                                                                       ----------
                                                                                                        2,027,654
--------------------------------------------------------------------------------------------------------------------
UTILITIES - 2.9%
Southern California Edison 97-1 A2                       6.14         03/25/02         1,000,000        1,008,450
===================================================================================================================
TOTAL INVESTMENTS IN ASSET-BACKED SECURITIES
(COST: $11,993,868)..................................................................................$ 12,109,950
--------------------------------------------------------------------------------------------------------------------

FOREIGN DENOMINATED BONDS - 1.8%
                                                                                        Principal        Market
                                                         Rate         Maturity         Amount (c)       Value (a)
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS - 1.8%
Australian Government (AUSTRALIAN DOLLARS)               10.00%       10/15/02           800,000       $  648,575
===================================================================================================================
TOTAL INVESTMENTS IN FOREIGN DENOMINATED BONDS
(COST: $627,224).......................................................................................$  648,575
===================================================================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 13

                                                          FUND PORTFOLIO
                                                          IAI RESERVE FUND

                                                          JANUARY 31, 1998

CERTIFICATE OF DEPOSIT - 2.8%
                                                                                         Principal      Market
                                                         Rate         Maturity            Amount       Value (a)
--------------------------------------------------------------------------------------------------------------------
FINANCIAL - 2.8%
Banco Latinoamericano (d)(e)                             6.20%        03/12/98       $   1,000,000   $    999,710
===================================================================================================================
TOTAL INVESTMENTS IN CERTIFICATE OF DEPOSITS
(COST: $999,657).....................................................................................$    999,710
===================================================================================================================

Commercial Paper - 34.9%
                                                                                         Principal      Market
                                                         Rate         Maturity            Amount       Value (a)
--------------------------------------------------------------------------------------------------------------------
FINANCIAL - 19.4%
Bell Atlantic Network Funding                            5.46%        02/06/98       $   1,000,000   $    999,242
Bell Atlantic Financial Services                         5.45         03/17/98           1,700,000      1,688,676
Ford Motor Credit                                        5.49         02/20/98           1,700,000      1,695,074
General Electric Capital                                 5.52         02/02/98           1,500,000      1,499,770
Motorola Credit                                          5.48         02/04/98           1,000,000        999,543
                                                                                                   --------------
                                                                                                        6,882,305
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 2.8%
Gannett (d)                                              5.45         02/05/98           1,000,000        999,394
--------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 4.8%
BellSouth Telecommunications                             5.40         03/03/98           1,700,000      1,692,350
--------------------------------------------------------------------------------------------------------------------
UTILITIES - 7.9%
Southern California Edison                               5.45         02/12/98           1,300,000      1,297,835
Wisconsin Electric Fuel                                  5.45         02/09/98           1,500,000      1,498,183
                                                                                                   --------------
                                                                                                        2,796,018
===================================================================================================================
TOTAL INVESTMENTS IN COMMERCIAL PAPER
(COST: $12,370,067)............................................................................... $   12,370,067
===================================================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $34,786,999) (g)........................................................................... $   35,000,125
===================================================================================================================
OTHER ASSETS AND LIABILITIES (NET) - 1.3%
   ............................................................................................... $      449,732
===================================================================================================================
TOTAL NET ASSETS
   ............................................................................................... $   35,449,857
===================================================================================================================

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 13

                            NOTES TO FUND PORTFOLIOS
                     IAI MONEY MARKET FUND, IAI RESERVE FUND

                                JANUARY 31, 1998

                                       (a)

Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)

Security is pledged to cover initial margin on open futures contracts (see Note 6 to the financial statements).

                                       (c)

Foreign security cost and market values are stated in U.S. dollars. Principal amounts are denominated in the foreign currency indicated parenthetically.


                                       (d)

Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A or 4(2) of the Securities Act of 1933. These issues may only be sold to other qualified institutional buyers, and are considered liquid under guidelines established by the Board of Directors.


                                       (e)

Yankee represents dollar-denominated bonds issued in United States by foreign banks and corporations.

                                       (f)

Interest rate varies to reflect current market conditions; rate shown is the effective rate on January 31, 1998.

                                       (g)

At January 31, 1998, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                          IAI MONEY MARKET       IAI RESERVE
                                                FUND                FUND
------------------------------------------------------------------------------
   Cost for federal tax purposes           $  21,332,817       $  34,786,999
==============================================================================
   Gross unrealized appreciation           $          --       $     214,159
   Gross unrealized depreciation                      --              (1,033)
------------------------------------------------------------------------------
   Net unrealized appreciation             $          --       $     213,126
==============================================================================

                      STATEMENTS OF ASSETS AND LIABILITIES
                     IAI MONEY MARKET FUND, IAI RESERVE FUND

                                JANUARY 31, 1998


                                                                  IAI MONEY                      IAI
                                                                  MARKET FUND                 RESERVE FUND
================================================================================================================
ASSETS
Investments in securities, at market
   (Cost: $21,332,817 and $34,786,999) (see Fund Portfolios)              $ 21,332,817              $ 35,000,125
Cash in bank on demand deposit                                               1,255,982                   154,484
Accrued interest receivable                                                     25,000                   280,638
Other assets                                                                      --                      27,189
                                                                          ------------              ------------
   TOTAL ASSETS                                                             22,613,799                35,462,436
                                                                          ------------              ------------
LIABILITIES
Unrealized depreciation on foreign currency contracts held,
   at value (Note 8)                                                              --                      11,329
Dividends payable ($.0043 per share)                                           107,091                      --
Variation margin payable                                                          --                       1,250
                                                                          ------------              ------------
   TOTAL LIABILITIES                                                           107,091                    12,579
                                                                          ------------              ------------
   NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                     $ 22,506,708              $ 35,449,857
                                                                          ============              ============
REPRESENTED BY:
Capital stock                                                             $    225,154              $     35,922
Additional paid-in capital                                                  22,281,554                37,423,642
Undistributed net investment income                                                 42                    50,179
Accumulated net realized losses on investments                                     (42)               (2,246,054)
Unrealized appreciation or depreciation on:
   Investment securities                                        $       --             $   196,957
   Other assets & liabilities denominated in foreign currency           --                 (10,789)
                                                                ----------             ------------
                                                                                  --                     186,168
                                                                          ------------              ------------
   TOTAL - REPRESENTING NET ASSETS APPLICABLE
      TO OUTSTANDING CAPITAL STOCK                                        $ 22,506,708              $ 35,449,857
                                                                                                    ------------
   Shares of capital stock outstanding; authorized 10 billion
      shares of $.01 par value stock                                        22,515,448                 3,592,194
                                                                          ------------              ------------
   NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                 $       1.00              $       9.87
                                                                          ============              ============


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 20

                            STATEMENTS OF OPERATIONS
                    IAI MONEY MARKET FUND, IAI RESERVE FUND

                          YEAR ENDED JANUARY 31, 1998


                                                                             IAI MONEY                        IAI
                                                                             MARKET FUND                  RESERVE FUND
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   INCOME
       Interest                                                              $ 1,633,174                  $ 3,215,558
                                                                             -----------                  -----------
       TOTAL INCOME                                                            1,633,174                    3,215,558
                                                                             -----------                  -----------
   EXPENSES (NOTE 3)
       Management fees                                                           176,847                      456,072
       Compensation of Directors                                                   3,005                        6,342
                                                                             -----------                  -----------
       TOTAL EXPENSES                                                            179,852                      462,414
       Less fees reimbursed by Advisers                                           (3,005)                      (6,342)
                                                                             -----------                  -----------
       NET EXPENSES                                                              176,847                      456,072
                                                                             -----------                  -----------
       NET INVESTMENT INCOME                                                   1,456,327                    2,759,486
                                                                             -----------                  -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
   Net realized gains (losses) on:
       Investment securities                                    $       805                  $    25,113
       Futures contracts                                               --                       (487,083)
       Written option contracts                                        --                          5,083
       Foreign currency transactions                                   --                        (13,195)

                                                                                     805                     (470,082)
   Net change in unrealized appreciation or depreciation on:
       Investment securities                                    $      --                    $   268,215
       Futures contracts                                               --                        (27,238)
       Other assets and liabilities denominated
           in foreign currency                                         --                        (10,789)

                                                                                   --                         230,188
                                                                             -----------                  -----------
       NET GAIN (LOSS) ON INVESTMENTS                                                805                     (239,894)
                                                                             -----------                  -----------
       NET INCREASE IN NET ASSETS RESULTING
          FROM OPERATIONS                                                    $ 1,457,132                  $ 2,519,592
                                                                             ===========                  ===========


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 20

                       STATEMENTS OF CHANGES IN NET ASSETS
                     IAI MONEY MARKET FUND, IAI RESERVE FUND


                                                               IAI MONEY MARKET FUND                   IAI RESERVE FUND

                                                            Year ended         Year ended         Year ended        Year ended
                                                        January 31, 1998   January 31, 1997   January 31, 1998    January 31, 1997
                                                          -------------      -------------      -------------      -------------
OPERATIONS
    Net investment income                                 $   1,456,327      $   1,469,404      $   2,759,486      $   3,392,145
    Net realized gains (losses)                                     805               (847)          (470,082)          (400,962)
    Net change in unrealized
     appreciation or depreciation                                  --                 --              230,188           (305,113)
                                                          -------------      -------------      -------------      -------------
         Net increase in net assets
          resulting from operations                           1,457,132          1,468,557          2,519,592          2,686,070
                                                          -------------      -------------      -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                    (1,465,067)        (1,469,404)        (2,714,928)        (3,394,308)
                                                          -------------      -------------      -------------      -------------
         Total distributions                                 (1,465,067)        (1,469,404)        (2,714,928)        (3,394,308)
                                                          -------------      -------------      -------------      -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
    Net proceeds from sale of shares                        209,446,323        360,228,039         85,217,706        168,048,225
    Net asset value of shares issued in
         reinvestment of distributions                        1,303,891          1,386,884          2,667,968          3,325,018
    Cost of shares redeemed                                (214,375,468)      (362,869,212)      (112,364,111)      (165,515,792)
                                                          -------------      -------------      -------------      -------------
         INCREASE (DECREASE) IN NET
          ASSETS FROM CAPITAL
          SHARE TRANSACTIONS                                 (3,625,254)        (1,254,289)       (24,478,437)         5,857,451
                                                          -------------      -------------      -------------      -------------
         TOTAL INCREASE (DECREASE)
          IN NET ASSETS                                      (3,633,189)        (1,255,136)       (24,673,773)         5,149,213

NET ASSETS AT BEGINNING OF PERIOD                            26,139,897         27,395,033         60,123,630         54,974,417
                                                          -------------      -------------      -------------      -------------

NET ASSETS AT END OF PERIOD                               $  22,506,708      $  26,139,897      $  35,449,857      $  60,123,630
                                                          =============      =============      =============      =============
    INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF:     $          42      $        --        $      50,179      $      17,826
                                                          =============      =============      =============      =============


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 20

                              FINANCIAL HIGHLIGHTS
                              IAI MONEY MARKET FUND


                   PER SHARE DATA FOR A SHARE OF CAPITAL STOCK
                     OUTSTANDING THROUGHOUT EACH PERIOD AND
                      SELECTED INFORMATION FOR EACH PERIOD
                            INDICATED ARE AS FOLLOWS:

                                                           Years ended               Period from     Year ended   Period from
                                                           January 31,              April 1, 1994 to  March 31,   Jan. 5, 1993****
                                                 1998        1997         1996     January 31, 1995+   1994       to March 31, 1993
                                              ----------   ----------   ----------    ----------     ----------     ----------
NET ASSET VALUE
   Beginning of period                        $     1.00   $     1.00   $     1.00    $     1.00     $     1.00     $     1.00
                                              ----------   ----------   ----------    ----------     ----------     ----------

OPERATIONS
   Net investment income                            0.05         0.05         0.05          0.03           0.03           0.01
                                              ----------   ----------   ----------    ----------     ----------     ----------
     TOTAL FROM OPERATIONS                          0.05         0.05         0.05          0.03           0.03           0.01
                                              ----------   ----------   ----------    ----------     ----------     ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                           (0.05)       (0.05)       (0.05)        (0.03)         (0.03)         (0.01)
                                              ----------   ----------   ----------    ----------     ----------     ----------
     TOTAL DISTRIBUTIONS                           (0.05)       (0.05)       (0.05)        (0.03)         (0.03)         (0.01)
                                              ----------   ----------   ----------    ----------     ----------     ----------

NET ASSET VALUE
   End of period                              $     1.00   $     1.00   $     1.00    $     1.00     $     1.00     $     1.00
                                              ==========   ==========   ==========    ==========     ==========     ==========

Total investment return (%)*                        5.05         4.89         5.46          3.47           2.88           2.85

Net assets at end of period
   (000's omitted)                            $   22,507   $   26,140   $   27,395    $   33,175     $   29,788     $   25,877

RATIOS
   Expenses to average daily net assets (%)***      0.60         0.56         0.50          0.50**         0.45           0.29**
   Net investment income to average
     daily net assets (%)***                        4.93         4.80         5.34          4.12**         2.73           2.96**




* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.
**   ANNUALIZED
***  THE FUND'S ADVISER VOLUNTARILY WAIVED $21,950, $76,386, $81,895, $147,924
     AND $18,494 IN EXPENSES FOR THE YEARS ENDED JANUARY 31, 1997, AND 1996, THE PERIOD ENDED JANUARY 31, 1995, THE YEAR ENDED MARCH 31, 1994, AND THE PERIOD ENDED JANUARY 5, 1993, RESPECTIVELY. IF THE FUND HAD BEEN CHARGED FOR THESE EXPENSES, THE RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN .63%, .74%, .88%, .88% AND .69%, RESPECTIVELY, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 4.73%, 5.10%, 3.74%, 2.30% AND 2.56%, RESPECTIVELY.
**** COMMENCEMENT OF OPERATIONS
+    REFLECTS FISCAL YEAR-END CHANGE FROM MARCH 31 TO JANUARY 31.

                              FINANCIAL HIGHLIGHTS
                                IAI RESERVE FUND


                   PER SHARE DATA FOR A SHARE OF CAPITAL STOCK
                     OUTSTANDING THROUGHOUT EACH PERIOD AND
                      SELECTED INFORMATION FOR EACH PERIOD
                            INDICATED ARE AS FOLLOWS:


                                                            Years ended                                         Years ended
                                                             January 31,                  Period from             March 31,
                                                            ------------               April 1, 1994 to         -----------
                                                   1998          1997          1996    January 31, 1995+     1994          1993
                                                ----------    ----------    ----------    ----------      ----------    ----------
NET ASSET VALUE
   Beginning of period                          $     9.88    $    10.00    $     9.89    $     9.98      $    10.10    $    10.16
                                                ----------    ----------    ----------    ----------      ----------    ----------

OPERATIONS
   Net investment income                              0.52          0.52          0.56          0.40            0.39          0.36
   Net realized and unrealized gains (losses)        (0.02)        (0.12)         0.09         (0.08)          (0.13)         0.02
                                                ----------    ----------    ----------    ----------      ----------    ----------
      TOTAL FROM OPERATIONS                           0.50          0.40          0.65          0.32            0.26          0.38
                                                ----------    ----------    ----------    ----------      ----------    ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                             (0.51)        (0.52)        (0.54)        (0.41)          (0.37)        (0.36)
   Net realized gains                                 --            --            --            --             (0.01)        (0.08)
                                                ----------    ----------    ----------    ----------      ----------    ----------
      TOTAL DISTRIBUTIONS                            (0.51)        (0.52)        (0.54)        (0.41)          (0.38)        (0.44)
                                                ----------    ----------    ----------    ----------      ----------    ----------

NET ASSET VALUE
   End of period                                $     9.87    $     9.88    $    10.00    $     9.89      $     9.98    $    10.10
                                                ==========    ==========    ==========    ==========      ==========    ==========

Total investment return (%)*                          5.19          4.16          6.76          3.21            2.60          3.81
Net assets at end of period (000's omitted)     $   35,450    $   60,124    $   54,974    $   77,273      $   98,813    $   82,085

RATIOS
   Expenses to average net assets (%)                 0.85          0.85          0.85          0.85**          0.85          0.85
   Net investment income to average
     net assets (%)                                   5.14          5.22          5.48          4.77**          3.95          3.49
   Portfolio turnover rate
      (excluding short-term securities) (%)          254.2         231.0         261.1         170.0           235.0         538.7




* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.
**   ANNUALIZED
+    REFLECTS FISCAL YEAR-END CHANGE FROM MARCH 31 TO JANUARY 31.

                          NOTES TO FINANCIAL STATEMENTS
                     IAI MONEY MARKET FUND, IAI RESERVE FUND

                                JANUARY 31, 1998


[1]  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. IAI Reserve Fund (Reserve Fund) is a separate portfolio of IAI Investment Funds V, Inc. IAI Money Market Fund (Money Market Fund) is a separate portfolio of IAI Investment Funds VI, Inc. The Funds' objectives are to provide shareholders with a high level of current income consistent with the preservation of capital and liquidity. This report covers only the Reserve Fund and Money Market Fund (the Funds).

Significant accounting policies followed by the Funds are summarized below:

SECURITY VALUATION

Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service. Such securities which cannot be valued by the portfolio pricing service are valued using dealer-supplied valuations, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less at acquisition are valued at cost adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities in Money Market Fund are valued daily at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

REPURCHASE AGREEMENTS

Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral, including accrued interest, is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization of the collateral may be delayed or limited.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

Delivery and payment for securities which have been purchased by the Reserve Fund on a forward commitment or when-issued basis may occur a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments.

FUTURES CONTRACTS

In order to increase exposure to and hedge against changes in the market, Reserve Fund may buy and sell futures contracts. The risks

                          NOTES TO FINANCIAL STATEMENTS
                     IAI MONEY MARKET FUND, IAI RESERVE FUND

                                JANUARY 31, 1998


[1]  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

of entering into futures contracts include the possibility that changes in the value of these contracts may not correlate with changes in the value of the underlying securities.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, Reserve Fund is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains and losses. The variation margin is paid or received in cash daily by Reserve Fund. Reserve Fund realizes a gain or loss when the contract is closed or expires.

FOREIGN CURRENCY
TRANSLATIONS AND FOREIGN
CURRENCY CONTRACTS

Reserve Fund may invest in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date and are recorded in realized and unrealized appreciation or depreciation on foreign currency transactions. Exchange gains and losses may also be realized between the trade and settlement dates on security and foreign currency contract transactions.

Reserve Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reserve Fund may enter into foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by Reserve Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. Reserve Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

FEDERAL TAXES

Since it is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all their taxable income to shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Funds are required to distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes primarily because of the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income and

                          NOTES TO FINANCIAL STATEMENTS
                     IAI MONEY MARKET FUND, IAI RESERVE FUND

                                JANUARY 31, 1998

[1]  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

accumulated net realized gains (losses) have been increased (decreased) resulting in reclassification adjustments to additional paid-in capital as follows:

                                           IAI MONEY MARKET     IAI RESERVE
                                                 FUND              FUND
--------------------------------------------------------------------------------
 Undistributed net investment income           $  8,782        $  (12,205)
 Accumulated net realized gains (losses)       $    (42)       $   12,205
 Additional paid-in capital                    $ (8,740)               --


For federal income tax purposes, Reserve Fund had a capital loss carryover of approximately $2,262,000 at January 31, 1998, which, if not offset by subsequent capital gains, will expire in 2002 through 2006. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

SECURITY TRANSACTIONS AND
INVESTMENT INCOME

The Funds record security transactions on trade date, the date the securities are purchased or sold. Interest income is accrued daily. Reserve Fund amortizes discount purchased on long-term bonds using the level yield method of amortization. For Money Market Fund, discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective securities. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

DISTRIBUTIONS TO
SHAREHOLDERS

Distributions to Reserve Fund shareholders are recorded on the ex-dividend date. Distributions from net investment income are paid monthly. For Money Market Fund, distributions from net investment income are declared daily and paid on the first business day of the following month. Capital gains for the Funds, if any, are primarily distributed as of the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

[2] Commitments and Contingencies
For purposes of obtaining certain types of insurance coverage for the Funds and their officers and directors, the Funds are policyholders in an industry-sponsored mutual insurance company (the Company). The Funds are committed to make capital contributions, if requested by the Company.

[2] COMMITMENTS AND CONTINGENCIES (CON'T)

Money Market Fund and Reserve Fund have available lines of credit of $9,200,000 and $15,000,000, respectively, with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. During the year ended January 31, 1998, the Funds paid $1,633 and $5,952, respectively, in interest on such lines of credit at an average rate of 8.50%. This interest is included in interest income on the Statement of Operations. There were no borrowings outstanding at January 31, 1998.


[3] FEES AND EXPENSES

Under terms of each Funds' Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of each Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for each Fund paying an all inclusive management fee (unified fee) to Advisers. For Money Market Fund this fee is equal to an annual rate of 0.60% declining to 0.50% of average daily net assets. For Reserve Fund this fee is equal to an annual rate of 0.85% of average daily net assets. This fee is paid monthly. The Management Agreements further provide that Advisers will reimburse the Funds for the fees and expenses it pays to Directors who are not "interested persons" of the Funds or reduce its fee by an equivalent amount.

[4] CAPITAL STOCK

The Funds each have authorized 10 billion shares of $.01 par value stock. Transactions in shares of capital stock during the years ended January 31, 1998, and January 31, 1997, were as follows:


                                                  IAI MONEY MARKET FUND          IAI RESERVE FUND
------------------------------------------------------------------------------------------------------------
                                                       Years ended                   Years ended
                                                       January 31,                   January 31,
                                                       -----------                   -----------
                                                 1998           1997             1998            1997
                                             ------------    ------------     -----------     -----------
SOLD                                          209,446,323     360,228,039       8,638,509      16,939,554
 ISSUED FOR REINVESTED DISTRIBUTIONS            1,303,891       1,386,884         271,273         336,417
 REDEEMED                                    (214,375,468)   (362,869,212)    (11,399,912)    (16,688,429)
                                             ------------    ------------     -----------     -----------
 INCREASE (DECREASE) IN SHARES OUTSTANDING     (3,625,254)     (1,254,289)     (2,490,130)        587,542
                                             ------------    ------------     -----------     -----------


                          NOTES TO FINANCIAL STATEMENTS
                     IAI MONEY MARKET FUND, IAI RESERVE FUND

                                JANUARY 31, 1998


[5] PURCHASES AND SALES OF SECURITIES

For the year ended January 31, 1998, purchases of securities and sales proceeds for the Funds were as follows:

                                                                   Purchases            Sales
-------------------------------------------------------------------------------------------------
   IAI MONEY MARKET FUND                                      $1,297,000,402     $ 1,302,286,904
   IAI RESERVE FUND (EXCLUDES SHORT-TERM SECURITIES)          $   71,813,291     $    93,281,960


[6] OPEN FUTURES CONTRACTS

The financial futures contracts shown below were open as of January 31, 1998, for the IAI Reserve Fund. The market value of securities deposited to cover initial margin requirements for the open positions at January 31, 1998, was $98,871.

                                                              FUTURES
----------------------------------------------------------------------------------------------------------------
                                Number of       Expiration                         Market          Unrealized
            Type                Contracts          Month         Position           Value         Depreciation
----------------------------------------------------------------------------------------------------------------
     U.S. Treasury Note            10           March 1998         Short       $  1,099,688        $    16,169


[7] OPTIONS CONTRACTS WRITTEN

During the year ended January 31, 1998, Reserve Fund wrote the following options on futures. There were no outstanding contracts at January 31, 1998.



   CALL OPTIONS
-----------------------------------------------------------------------------------------
                                            Number of Contracts         Premium
-----------------------------------------------------------------------------------------
   Outstanding at 1/31/97                           --                 $       --
   Opened                                           32                          12,010
   Expired                                          --                         --
   Closed                                          (32)                         (12,010)
   Exercised                                        --                         --
-----------------------------------------------------------------------------------------
   Outstanding at 1/31/98                           --                 $       --
-----------------------------------------------------------------------------------------


[8] FOREIGN CURRENCY EXCHANGE CONTRACTS

At January 31, 1998, the Reserve Fund had entered into a foreign currency exchange contract. The unrealized depreciation on that contract at January 31, 1998, is included in unrealized appreciation or depreciation on other assets and liabilities denominated in foreign currency. The terms of the open contract is as follows:

                        Currency to be             Currency to be          Unrealized
   Exchange Date           Delivered                  Received             Depreciation
-----------------------------------------------------------------------------------------
     02/27/98     950,000 Australian Dollars    642,461 U.S. Dollars       $    11,329
-----------------------------------------------------------------------------------------


                          INDEPENDENT AUDITORS' REPORT
                     IAI MONEY MARKET FUND, IAI RESERVE FUND


THE BOARD OF DIRECTORS AND SHAREHOLDERS
IAI INVESTMENT FUNDS V, INC.
IAI INVESTMENT FUNDS VI, INC.:


We have audited the accompanying statements of assets and liabilities, including the fund portfolios, of IAI Money Market Fund (a portfolio within IAI Investment Funds VI, Inc.) and IAI Reserve Fund (a portfolio within IAI Investment Funds V, Inc.) as of January 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented on pages 18 and 19 of the annual report. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI Money Market Fund and IAI Reserve Fund at January 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
March 13, 1998

                             FEDERAL TAX INFORMATION
                     IAI MONEY MARKET FUND, IAI RESERVE FUND

IAI MONEY MARKET FUND
                                TAX INFORMATION:
--------------------------------------------------------------------------------
        Payable Date                                         Ordinary Income (A)
--------------------------------------------------------------------------------
       FEBRUARY 1997                                             $       0.0037
       MARCH 1997                                                        0.0038
       APRIL 1997                                                        0.0041
       MAY 1997                                                          0.0043
       JUNE 1997                                                         0.0039
       JULY 1997                                                         0.0042
       AUGUST 1997                                                       0.0044
       SEPTEMBER 1997                                                    0.0039
       OCTOBER 1997                                                      0.0045
       NOVEMBER 1997                                                     0.0038
       DECEMBER 1997                                                     0.0045
       JANUARY 1998                                                      0.0043
--------------------------------------------------------------------------------
                                                                 $       0.0494
IAI RESERVE FUND
                                TAX INFORMATION:
--------------------------------------------------------------------------------
        Payable Date                                         Ordinary Income (A)
--------------------------------------------------------------------------------
       FEBRUARY 1997                                             $       0.0340
       MARCH 1997                                                        0.0360
       APRIL 1997                                                        0.0400
       MAY 1997                                                          0.0470
       JUNE 1997                                                         0.0470
       JULY 1997                                                         0.0420
       AUGUST 1997                                                       0.0420
       SEPTEMBER 1997                                                    0.0470
       OCTOBER 1997                                                      0.0420
       NOVEMBER 1997                                                     0.0440
       DECEMBER 1997                                                     0.0873
       JANUARY 1998                                                      0.0000
--------------------------------------------------------------------------------
                                                                 $       0.5083

(A) INCLUDES DISTRIBUTIONS OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.

                             IAI MUTUAL FUND FAMILY

TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE MUTUAL FUNDS IN OUR FUND FAMILY

                                                     Secondary
 IAI Fund                      Primary Objective     Objective                  Portfolio Composition
-----------------------------------------------------------------------------------------------------------------------------------
 IAI DEVELOPING                Capital Appreciation    --                       Equity securities of companies in developing
 COUNTRIES FUND                                                                 countries
-----------------------------------------------------------------------------------------------------------------------------------


 IAI INTERNATIONAL FUND        Capital Appreciation  Income                     Equity securities of non-U.S. companies
-----------------------------------------------------------------------------------------------------------------------------------


 IAI EMERGING GROWTH FUND      Capital Appreciation    --                       Common stocks of small- to medium-sized
                                                                                emerging growth companies
-----------------------------------------------------------------------------------------------------------------------------------


 IAI CAPITAL                   Capital Appreciation    --                       Common stocks of small- to medium-sized
 APPRECIATION FUND                                                              growth companies
-----------------------------------------------------------------------------------------------------------------------------------


 IAI MIDCAP GROWTH FUND        Capital Appreciation    --                       Common stocks of medium-sized growth companies
-----------------------------------------------------------------------------------------------------------------------------------


 IAI REGIONAL FUND             Capital Appreciation    --                       Common stocks of Upper Midwest companies
-----------------------------------------------------------------------------------------------------------------------------------


 IAI GROWTH FUND               Capital Appreciation    --                       Common stocks with potential for above-average
 GROWTH AND APPRECIATION
-----------------------------------------------------------------------------------------------------------------------------------


 IAI VALUE FUND                Capital Appreciation    --                       Common stocks which are considered to be undervalued
-----------------------------------------------------------------------------------------------------------------------------------


 IAI GROWTH AND INCOME FUND    Capital Appreciation  Income                     Common stocks with potential for long-term
                                                                                appreciation, and common stocks that are expected to
                                                                                produce income
-----------------------------------------------------------------------------------------------------------------------------------

 IAI BALANCED FUND             Total Return          Income                     Common stocks, investment-grade bonds and
                               [CAPITAL APPRECIATION                            short-term instruments
                               + INCOME]
-----------------------------------------------------------------------------------------------------------------------------------


 IAI BOND FUND                 Income                Capital Preservation       Investment-grade bonds
-----------------------------------------------------------------------------------------------------------------------------------


 IAI GOVERNMENT FUND           Income                Capital Preservation       U.S. Government securities
-----------------------------------------------------------------------------------------------------------------------------------


 IAI RESERVE FUND              Stability/Liquidity   Income                     The portfolio has a maximum average
                                                                                maturity of 25 months,  investing primarily
                                                                                in investment-grade bonds
-----------------------------------------------------------------------------------------------------------------------------------


 IAI MONEY MARKET FUND         Stability/Liquidity   Income                     The portfolio's average dollar-weighted
                                                                                maturity is less than 90 days, investing
                                                                                in high quality, money  market securities
-----------------------------------------------------------------------------------------------------------------------------------


                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               INVESTMENT ADVISER
                                   AND MANAGER
                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                             http://www.iaifunds.com

                                    CUSTODIAN
                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479

                                  LEGAL COUNSEL
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402

                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402

                                    DIRECTORS
                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                J. Peter Thompson
                               Charles H. Withers

                            [LOGO] IAI MUTUAL FUNDS


                601 SECOND AVENUE SOUTH, SUITE 3600, MINNEAPOLIS,
                      MINNESOTA 55402 USA FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700